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                          SECURITIES AND EXCHANGE COMMISSION

                                 Washington DC 20549

                                      FORM 8-K

                                    CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  February 12, 1998
                                    Date of Report

                                 (February 10, 1998)
                          (Date of earliest event reported)


                                    HBO & COMPANY
                (Exact name of registrant as specified in its charter)

                                       Delaware
                    (State or other jurisdiction of incorporation)


              0-9900                                   37-0986839
     -----------------------                 ----------------------------
     (Commission File Number)                (Employer Identification No.)



      301 Perimeter Center North
             Atlanta, GA                                       30346
---------------------------------------                     ----------
(Address of principal executive offices)                    (Zip Code)



                                    (770) 393-6000
                  --------------------------------------------------
                  Registrant's telephone number, including area code



                            Exhibit Index on Page 2 of 4



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Item 5: Other Events

     On February 10, 1998, at the Board of Directors meeting of HBO & Company (the "Company" or "HBOC") Charles W. McCall, HBOC president and chief executive officer was elected to replace Holcombe T. Green as chairman of the board.

     Also on this date, the Company announced the formation of HBOC Ventures, Inc., an organization designed to provide venture capital to small companies with promising healthcare technologies. In conjunction with this, HBOC has entered into a letter agreement with The Ohio Partners, LLC, an Ohio based venture capital fund, whereby the companies plan to initially invest up to $30 million in several companies over the next three years. The funds will be jointly managed by The Ohio Partners, LLC and HBOC.



Item 7:  Financial Statements and Exhibits

     (c)  Exhibits.

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          Exhibit No.              Description                           Page
          -----------              -----------                           ----
            99            HBO & Company News Release dated                 4
                          February 10, 1998
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                                      SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HBO & COMPANY
                                        (Registrant)

Date: February 12, 1998

                                        /s/ Jay P. Gilbertson
                                        --------------------------------------
                                        Jay P. Gilbertson
                                        President, Co-Chief Operating Officer,
                                        Chief Financial Officer, Treasurer,
                                        Principal Accounting Officer,
                                        and Secretary



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